UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GLU MOBILE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 08, 2017 GLU MOBILE INC. Date: June 08, 2017 Time: 10:00 AM PDT 500 Howard Street, Suite 300 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 1234567 Envelope # # of # Sequence # 1 OF 2 12 15 0000335784_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. GLU MOBILE INC. 500 HOWARD STREET, SUITE 300 SAN FRANCISCO, CA 94105 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 234567 Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2017 Location: Glu Mobile's Offices San Francisco, CA 94105 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. Only 0000335784_2 R1.0.1.15 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use 1. Notice and Proxy Statement and Annual Report on Form 10-K2. Form 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Hany M. Nada 02 Benjamin T. Smith, IV 03 Ben Feder The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of the amended and restated 2007 Equity Incentive Plan, to among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 8,000,000 shares, implement a limitation providing that no equity awards will vest prior to one-year from grant, limit the amount of shares that may be granted to any non-employee director in any calendar year, add a provision providing that any equity awards issued to our executive officers will be subject to any clawback or recoupment policies in effect or as may be amended or adopted from time to time and allow participants to specify the percentage of shares they would like withheld by Glu for tax withholding obligations associated with awards under the plan. NOTE: To act upon such other business as may properly come before the meeting or any adjournment thereof. 3. Approval of the amended and restated 2007 Employee Stock Purchase Plan, to among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 4,000,000 shares. 4. An advisory vote to approve the compensation paid to Glu's named executive officers. The Board of Directors recommends you vote FOR 1 YEAR for proposal 5. 5. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Glu's named executive officers. The Board of Directors recommends you vote FOR proposal 6. 6 Ratification of the appointment of PricewaterhouseCoopers LLP as Glu's independent registered public accounting firm for the fiscal year ending December 31, 2017. xxxxxxxxxx Envelope # # of # Sequence # 0000335784_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Cusip Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 Envelope # # of # Sequence # 0000335784_4 R1.0.1.15 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E123,456,789,012.12345 THE COMPANY NAME INC. - 401 K123,456,789,012.12345 Reserved for Broadridge Internal Control Information